First Quarter 2020 Earnings Call May 7, 2020

DISCLAIMER With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to the uncertain financial impact of COVID-19, our capital resources and liquidity, expected waivers of financial covenants related to the Company's bank credit facilities and private placement notes, expected liquidity and performance of our customers, including AMC, our expected dividend payments and share repurchases and our results of operations and financial condition. The estimates presented herein are based on the Company's current expectations and, given the current economic uncertainty, there can be no assurances that definitive agreements providing for the expected waivers of financial covenant compliance will be entered into or that the waivers will be obtained in the time presently expected, if at all, or that the Company will be able to continue to comply with other applicable covenants under its debt agreements, which could materially impact actual performance. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward- looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof. 2

INTRODUCTORY COMMENTS This information is as of the date indicated and, to our knowledge, was timely and accurate when presented. We are under no obligation to update or remove outdated information other than as required by applicable law or regulation. 3

PORTFOLIO UPDATE 4

PORTFOLIO OVERVIEW Portfolio Snapshot Q1 Update $6.7B Total Investments* Investment Spending $41.9M Occupancy at 98% 371 Properties, 64 Operators ** Company-level rent coverage 1.92x * See investor supplemental for the applicable period for definitions and calculations of this Non-GAAP measure ** Coverage numerator is customer's store level EBITDARM and denominator is EPR's minimum rent or interest (excludes non-cash straight-line rent or interest income from the effective interest method of accounting). Coverage is weighted average. Theatres, Eat and Play, Experiential Lodging, Cultural, Fitness and Wellness, and Early Childhood Education data is TTM December 2019. Attractions data is TTM August 2019. Private School data is TTM June 2019. Ski data is TTM April 2019. 5

EXPERIENTIAL PORTFOLIO PORTFOLIO HIGHLIGHTS $6.0B INVESTED* 98% OCCUPIED 285 PROPERTIES IN SERVICE THEATRES EAT & PLAY SKI ATTRACTIONS 2 PROPERTIES UNDER DEVELOPMENT EXPERIENTIAL GAMING CULTURAL FITNESS & LODGING WELLNESS 48 OPERATORS * See investor supplemental for the applicable period for definitions and calculations of this Non-GAAP measure 6

ESTIMATED PORTFOLIO REOPENING Theatres Reopening – Expected to begin July 1 • Operators are diligently developing health & safety measures • Anticipate gradual ramp up until new product is released Film Slate – Strong titles scheduled for remainder of 2020 and 2021 7

ESTIMATED PORTFOLIO REOPENING Phased Reopening – Based on industry/tenant/location; new health protocols will be in place to enhance customer protection & confidence • May – Fitness & Wellness, Eat & Play, Early Childhood Education • June – Experiential Lodging • July – Theatres, Attractions, Cultural, Gaming • August/September – Private Schools • Q4 – Ski Rent and Mortgage Payments – Actively working with customers, anticipate ramp up of rent and mortgage payments in Q3 & Q4 • Strong relationships with operators • Make long-term investments 8

FINANCIAL REVIEW 9

FINANCIAL HIGHLIGHTS Financial Performance* Quarter ended March 31, 2020 2019(1) $ Change % Change Total Revenue (Continuing Ops) $151.0 $150.5 $0.5 -% Net Income - Common 31.1 59.3 (28.2) (48%) FFO as adj. – Common* 75.9 103.0 (27.1) (26%) AFFO – Common* 89.9 104.1 (14.2) (14%) Net Income/share – Common 0.40 0.79 (0.39) (49%) FFO/share - Common, as adj.* 0.97 1.36 (0.39) (29%) AFFO/share - Common* 1.14 1.38 (0.24) (17%) (In millions except per-share data) (1) The operating results of the Company's public charter school portfolio for the three months ended March 31, 2019, including a $5.0 million termination fee, are included in all metrics in this column except for total revenue from continuing operations. The remaining public charter school portfolio was sold subsequent to this period. * See investor supplementals for the applicable periods for definitions and calculations of these non-GAAP measures 10

FINANCIAL HIGHLIGHTS Key Ratios* Quarter ended March 31, 2020 2019 Net debt to gross assets (book basis) 38% 42% Net debt to Adjusted EBITDA 5.1x 5.6x Fixed charge coverage 3.1x 3.2x Debt service coverage 3.6x 3.7x * See investor supplementals for the applicable periods for definitions and calculations for these non-GAAP measures. Net debt to Adjusted EBITDA and coverage ratios exclude all termination and prepayment fees. 11

CAPITAL MARKETS UPDATE Total Debt is $3.9B at 3/31/20 • $3.1B fixed rate or fixed through int. rate swaps; wtd. avg. = 4.3% • $750M drawn on $1B revolver • Weighted average debt maturity ~6 years; No scheduled debt maturities until revolver matures in 2022 Liquidity Position • $1.2B unrestricted cash • Suspension of monthly common share dividend after the dividend payable May 15, 2020 Share Repurchase Plan • During Q1, $150M share repurchase plan approved by our Board • Repurchased 1.0M common shares subsequent to 3/31/20 for $20.4M • Expiration on 12/31/2020; Suspension of program upon effective date of covenant modification agreements 12

EXPECTED REVENUE RECOGNITION AND COLLECTIONS Last 3 Quarters Full Year of 2020 2020 % of pre-COVID contractual cash 75% - 85% 80% - 90% revenue to be recognized % of pre-COVID contractual cash 35% - 45% 50% - 60% revenue to be collected 13

CLOSING COMMENTS 14

EPR Properties 909 Walnut Street, Suite 200 Kansas City, MO 64106 www.eprkc.com 816-472-1700 info@eprkc.com